
                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, SUSAN W. CATHERWOOD of BRYN MAWR,
PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G.
LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY
COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  SUSAN W. CATHERWOOD
                                          Susan W. Catherwood


                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, M. WALTER D'ALESSIO of PHILADELPHIA, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  M. WALTER D'ALESSIO
                                          M. Walter D'Alessio

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, RICHARD G. GILMORE of SARASOTA, FL, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  RICHARD G. GILMORE
                                          Richard G. Gilmore

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, RICHARD H. GLANTON of PHILADELPHIA, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  RICHARD H. GLANTON
                                          Richard H. Glanton

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, JAMES A. HAGEN of VILLANOVA, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  JAMES A. HAGEN
                                          James A. Hagen

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, NELSON G. HARRIS of LAFAYETTE HILL, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  NELSON G. HARRIS
                                          Nelson G. Harris

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, JOSEPH C. LADD of ROSEMONT, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  JOSEPH C. LADD
                                          Joseph C. Ladd

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, EDITHE J. LEVIT of PHILADELPHIA, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  EDITHE J. LEVIT
                                          Edithe J. Levit

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, KINNAIRD R. MCKEE of OXFORD, MD, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  KINNAIRD R. MC KEE
                                          Kinnaird R. McKee

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, JOSEPH J. MCLAUGHLIN of ROSEMONT, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  JOSEPH J. MC LAUGHLIN
                                          Joseph J. McLaughlin

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, DR. JOHN M. PALMS of COLUMBIA, SC, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  JOHN M. PALMS              (L.S.)
                                          Dr. John M. Palms

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, RONALD RUBIN of NARBERTH, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  RONALD RUBIN
                                          Ronald Rubin

                              PECO ENERGY COMPANY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, ROBERT SUBIN of BLUE BELL, PA, do hereby appoint J. F. PAQUETTE, JR., C. A. MC NEILL, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: May 22, 1995

                                          /s/  ROBERT SUBIN
                                          Robert Subin